Exhibit 10.12

SECOND WAIVER TO NOTE PURCHASE AGREEMENT

This SECOND WAIVER TO NOTE PURCHASE AGREEMENT dated as of June 7, 2016 (this “Waiver”) to the Note Purchase Agreement (as defined below) is between Omega Pharma N.V., a company incorporated with limited liability in Belgium (the “Company”), and each of the institutions which is a signatory to this Waiver (collectively, the “Noteholders”).
R E C I T A L S:
A.The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated May 19, 2011 (as amended by the First Amendment and Consent to Note Purchase Agreement, dated as of October 7, 2011, the “Note Purchase Agreement”). The Company has heretofore issued an aggregate principal amount of €135,043,889 5.1045% Guaranteed Senior Notes, due July 28, 2023 (the “Notes”) pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.
B.The Company delivered (i) an Officer’s Compliance Certificate on September 18, 2015, in respect of the four fiscal quarter period ended June 30, 2015 (the “June 2015 Compliance Certificate”; a copy of which has been provided to the Noteholders), which June 2015 Compliance Certificate certified that the ratio of Consolidated Net Debt to Consolidated EBITDA (the “Leverage Ratio”) for Half Year-End Date ending June 30, 2015 was 3.40 to 1.00 which demonstrated compliance with the financial covenant set forth in Section 10.4(a) of the Note Purchase Agreement for Half Year-End Date ending June 30, 2015 which prohibits the Company from allowing the Leverage Ratio to exceed 3.50 to 1.00 and (ii) an Officer’s Compliance Certificate on April 27, 2016 in respect of the four fiscal quarter period ended December 31, 2015 (the “December 2015 Compliance Certificate”; attached as Exhibit A to the First Waiver, as defined below), which December 2015 Compliance Certificate certified that the Leverage Ratio for Year-End Date ending December 31, 2015 was 3.34 to 1.00 which demonstrated compliance with the financial covenant set forth in Section 10.4(a) of the Note Purchase Agreement for Year-End Date ending December 31, 2015 which prohibits the Company from allowing the Leverage Ratio to exceed 3.50 to 1.00.
C.Enclosed with the June 2015 Compliance Certificate, the Company delivered, in accordance with Section 7.1 of the Note Purchase, the Company’s financial statements for the half-year ended June 30, 2015 (the “June 2015 IFRS Financial Statements”), which June 2015 IFRS Financial Statements contained the financial information used to calculate the Leverage Ratio for Half Year-End Date ending June 30, 2015.
D.Enclosed with the December 2015 Compliance Certificate, the Company delivered, in accordance with Section 7.1 of the Note Purchase, the Company’s financial statements for year ended December 31, 2015 (the “December 2015 IFRS Financial Statements”), which December 2015 IFRS Financial Statements contained the financial information used to calculate the Leverage Ratio for Year-End Date ending December 31, 2015.
E.The Company intends to (i) provide an updated internally generated consolidated income statement and balance sheet in respect of the period ended June 30, 2015 (the “Revised June 2015 Financial Information”) and (ii) restate the December 2015 IFRS Financial Statements (the

“December 2015 Restatement”; and Omega Pharma N.V.’s December 2015 IFRS Financial Statements after taking into effect the December 2015 Restatement, the “Restated December 2015 IFRS Financial Statements”) and, as a result of the Revised June 2015 Financial Information and the Restated 2015 IFRS Financial Statements, (i) the Leverage Ratio for Half Year-End Date ending June 30, 2015 (the “Revised June 2015 Leverage Ratio”) may increase to a ratio not to exceed 4.25 to 1.00 and (ii) the Leverage Ratio for Year-End Date ending December 31, 2015 (the “Revised December 2015 Leverage Ratio”) may increase to a ratio not to exceed 4.00 to 1.00.
F.The Company and the Noteholders previously entered into a Waiver to Note Purchase Agreement dated as of May 16, 2016, as amended by a letter agreement dated May 23, 2016 (as amended, the “First Waiver”) pursuant to which the Company requested and the Noteholders agreed to waive, effective as of December 31, 2015, the Events of Default (the “Original Specified Events of Default”) which occurred or may occur as a result of the December 2015 Restatement with respect to the December 2015 IFRS Financial Statements: (i) under Section 11(c) of the Note Purchase Agreement as a result of the Company’s failure to comply with Section 10.4(a) of the Note Purchase Agreement for the Year-End Date ending December 31, 2015, (ii) under Section 11(d) of the Note Purchase Agreement as a result of the failure to provide the annual financial statements and accompanying compliance certificate as and when required under Section 7.1(b) of the Note Purchase Agreement for the December 31, 2015 Year-End Date and (iii) under Section 11(e) of the Note Purchase Agreement as a result of the material misrepresentations contained in the December 2015 IFRS Financial Statements and the December 2015 Compliance Certificate related to the Leverage Ratio of the Company for the December 31, 2015 Year-End Date, in all cases subject to the terms and conditions set forth in the First Waiver.

G.The Company is unable to comply with the terms of the First Waiver, and the Company (i) has again requested that the Noteholders waive the Original Specified Event of Default which may or have occurred as described in paragraph F of the recitals above and (ii) has requested and the Noteholders have so agreed to waive, effective as of December 31, 2015, the Events of Default (the “New Specified Events of Default” and together with the Original Specified Events of Default, collectively, the “Specified Events of Default”) which occurred or may occur as a result of the issuance of the Revised June 2015 Financial Information: (a) under Section 11(c) of the Note Purchase Agreement as a result of the Company’s failure to comply with Section 10.4(a) of the Note Purchase Agreement for the Half Year-End Date ending June 30, 2015 and (b) under Section 11(e) of the Note Purchase Agreement as a result of the material misrepresentations contained in the 2015 June IFRS Financial Statements and the June 2015 Compliance Certificate related to the Leverage Ratio of the Company for the June 30, 2015 Half Year-End Date.

H.Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

I.All requirements of law have been fully complied with and all other acts and things necessary to make this Waiver a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Waiver set forth in Section 4 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree in accordance with Section 17 of the Note Purchase Agreement as follows:
SECTION 1.    WAIVER.
Subject to the terms and conditions set forth in Section 4 of this Waiver, the Noteholders hereby waive, effective as of December 31, 2015, (a) any Specified Event of Default described in clause (i) of paragraph F and clause (a) paragraph G of the recitals hereto which may occur as a result of the Revised June 2015 Financial Information and December 2015 Restatement and the Revised June 2015 Leverage Ratio and the Revised December 2015 Leverage Ratio and (b) the Specified Events of Default described in clauses (ii) and (iii) of paragraph F and clause (b) of paragraph G of the recitals hereto. This is a limited waiver and shall not be deemed to constitute a waiver of any other Default or Event of Default or any future breach or violation of the Note Purchase Agreement or the Notes. Except as expressly provided herein, the foregoing waiver shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Note Purchase Agreement or any document entered into in connection therewith, or (b) a waiver, release or limitation upon the exercise by the Noteholders of any of their rights, legal or equitable, hereunder or under the Note Purchase Agreement. Except as set forth above, each Noteholder reserves any and all rights and remedies which it has had, has or may have under the Note Purchase Agreement and/or the Notes.
The waiver and agreements set forth in this Section 1 is effective solely for the purposes set forth herein and shall not be deemed to (other than in respect of the Specified Events of Default) (w) waive, release, modify or limit the Company’s obligations to otherwise comply with all terms and conditions of the Note Purchase Agreement, (x) waive any other existing or future Default or Event of Default, (y) create a course of dealing or constitute a consent to any future amendment, waiver or consent, or (z), prejudice any right or rights that the Noteholders may have presently or in the future under or in connection with the Note Purchase Agreement (all of which rights and remedies are expressly reserved), except as expressly provided herein.
The waivers provided in this Section 1 shall cease to be effective, and such Specified Events of Default shall be reinstated and be deemed to be continuing, unless (a) the Company provides the Revised June 2015 Financial Information and the Restated December 2015 IFRS Financial Statements, and accompanying respective Revised Compliance Certificates (defined below) on or before June 30, 2016, (b) the Leverage Ratio determined for the Rolling Twelve Months ended June 30, 2015 does not exceed 4.25 to 1.00 and (c) the Leverage Ratio determined for the Rolling Twelve Months ended December 31, 2015 does not exceed 4.00 to 1.00.

SECTION 2.    AGREEMENTS.
2.1.    The Company agrees to deliver to the Noteholders (a) revised compliance certificates (collectively, the “Revised Compliance Certificates”) setting forth the information required to calculate the Revised June 2015 Leverage Ratio and the Revised December 2015

Leverage Ratio, respectively, (b) the Revised June 2015 Financial Information and (c) the Restated December 2015 IFRS Financial Statements, in each case, promptly after the date hereof, but in no event no later than June 30, 2016.
SECTION 3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
To induce the Noteholders to execute and deliver this Waiver (which representations shall survive the execution and delivery of this Waiver), the Company represents and warrants to the Noteholders that:
(a)    this Waiver has been duly authorized, executed and delivered by the Company and this Waiver constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    the Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with their respective terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(c)    the execution, delivery and performance by the Company of this Waiver (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument;
(d)    as of the date hereof and after giving effect to this Waiver (other than the Specified Events of Default), no Default or Event of Default has occurred which is continuing;
(e)    no consideration or remuneration has been paid or will be paid to any agent or any lender under any Principal Credit Facility as an inducement to enter into any amendment, consent or waiver in respect thereof; and
(f)    all the representations and warranties contained in Section 5 of the Note Purchase Agreement (other than any representations and warranties related to the

Specified Events of Default) are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof, except to the extent such representations and warranties expressly relate to earlier dates, in which case they shall be true and correct in all material respects as of such earlier date.

SECTION 4.    CONDITIONS TO EFFECTIVENESS OF THE WAIVERS.
The waivers set forth in Section 1 shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:
(a)    executed counterparts of this Waiver, duly executed by the Company and the Noteholders, shall have been delivered to the Noteholders;
(b)    the Subsidiary Guarantors shall have executed and delivered to the Noteholders the Subsidiary Guarantor Acknowledgement in the form of Exhibit A attached hereto;
(c)    the Company shall have paid the amendment fee in accordance with Section 6 below; and
(d)    the representations and warranties of the Company set forth in Section 3 hereof are true and correct on and with respect to the date hereof.
Upon satisfaction of all of the foregoing and subject to the last paragraph of Section 1, the waivers set forth in Section 1 shall become effective.

SECTION 5.    PAYMENT OF NOTEHOLDERS’ FEES AND EXPENSES.
The Company hereby confirms its obligations under the Note Purchase Agreement, whether or not the agreements hereby contemplated are consummated, to pay upon demand all reasonable out-of-pocket fees and expenses, including attorneys' fees and expenses, incurred by any Noteholder in connection with this Waiver or the transactions contemplated hereby, in enforcing any rights under this Waiver, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Waiver or the transactions contemplated hereby.
SECTION 6.    PAYMENT OF AMENDMENT FEE.
The Company shall pay to each Noteholder, on or prior to the date hereof, an amendment fee equal to, in the aggregate, 0.50% of the outstanding principal amount of the Notes held by each such Noteholder.
SECTION 7.    MISCELLANEOUS.
7.1.    This Waiver shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Waiver, all terms,

conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
7.2.    The descriptive headings of the various Sections or parts of this Waiver are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
7.3.    THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
7.4.    TIME IS OF THE ESSENCE WITH RESPECT TO ALL CONDITIONS, AGREEMENTS OR OTHER PROVISIONS HEREIN.
7.5.    The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Waiver may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Remainder of Page Intentionally Left Blank

OMEGA PHARMA N.V.

By: /s/ Judy L. Brown
Name: Judy L. Brown
Title: Director

By: /s/ P. M. O’Sullivan
Name: P. M. O’Sullivan
Title: Director

ACCEPTED AND AGREED TO:

NOTEHOLDERS
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Jason Boe
Name: Jason Boe
Title: Vice President

[Signature Page to Second Waiver to Note Purchase Agreement]

Exhibit A

SUBSIDIARY GUARANTOR ACKNOWLEDGEMENT
As of June 7, 2016
Each of the undersigned Subsidiary Guarantors hereby acknowledges and agrees to the terms of the Second Waiver to Note Purchase Agreement, dated as of June 7, 2016 (the “Second Waiver”), waiving certain terms of that Note Purchase Agreement, dated May 19, 2011, as amended by that certain First Amendment and Consent to Note Purchase Agreement dated as of October 7, 2011 (as so amended, the “Note Purchase Agreement”), among Omega Pharma N.V. and the noteholders party thereto. Each of the Subsidiary Guarantor confirms that, upon the effectiveness of the Second Waiver, each Subsidiary Guarantee Agreement shall remain in full force and effect and be the legal, valid and binding obligation of such Subsidiary Guarantor party thereto against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each Subsidiary Guarantor hereby further confirms that, upon the effectiveness of the Second Waiver, each Subsidiary Guarantee Agreement shall continue to guaranty and secure all of the Guaranteed Obligations (as defined therein).
OMEGA PHARMA BELGIUM N.V.

By:    /s/ EXCITO BVBA – Magnus Bruhn
Name:    EXCITO BVBA – Magnus Bruhn
Title:    Director

By:     /s/ BRANDRACER BVBA – Geert Cools
Name:    BRANDRACER BVBA – Geert Cools
Title: Director

OMEGA PHARMA NEDERLAND B.V.
formerly known as CHEFARO NEDERLAND B.V.

By:     /s/ BRANDRACER BVBA – Geert Cools
Name:    BRANDRACER BVBA – Geert Cools
Title: Director

OMEGA PHARMA HOLDING NEDERLAND B.V.

By:    /s/ Joost Hunfeld
Name: Joost Hunfeld
Title: Director

OMEGA PHARMA ESPAÑA S.A.

By:     /s/ BRANDRACER BVBA – Geert Cools
Name:    BRANDRACER BVBA – Geert Cools
Title: Director

CHEFARO PHARMA ITALIA SRL

By:    /s/ Geert Cools
Name:    Geert Cools
Title: Director

OMEGA PHARMA NORDIC AB
formerly known as ACO HUD AB

By:    /s/ Geert Cools
Name:    Geert Cools
Title: Director

By:    /s/ Magnus Bruhn
Name:    Magnus Bruhn
Title:    Director
OMEGA PHARMA DEUTSCHLAND GMBH
formerly known as DEUTSCHE CHEFARO GMBH

By:    /s/ Stephan Tomat
Name: Stephan Tomat
Title: General Manager

WARTNER EUROPE B.V.

By:     /s/ BRANDRACER BVBA – Geert Cools
Name:    BRANDRACER BVBA – Geert Cools
Title: Director

DAMIANUS B.V.

By:    /s/ CALISCO BVBA – Carl Bamelis
Name:    CALISCO BVBA – Carl Bamelis
Title: Director

MEDGENIX BENELUX N.V.

By:     /s/ BRANDRACER BVBA – Geert Cools
Name:    BRANDRACER BVBA – Geert Cools
Title: Director

By:    /s/ EXCITO BVBA – Magnus Bruhn
Name:    EXCITO BVBA – Magnus Bruhn
Title:    Director

BIOVER NV

By:    /s/ CALISCO BVBA – Carl Bamelis
Name:    CALISCO BVBA – Carl Bamelis
Title: Director

By:    /s/ PACHTERS BOS BVBA – Lieven Costers
Name:    PACHTERS BOS BVBA – Lieven Costers
Title: Director

ACO HUD NORDIC AB
By:    /s/ Geert Cools
Name:    Geert Cools
Title: Director

By:    /s/ Magnus Bruhn
Name:    Magnus Bruhn
Title:    Director

RICHARD BITTNER AG

By:    /s/ Magnus Bruhn
Name:    Magnus Bruhn
Title:    Director